Acquisition-related charges	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisition-related charges
Acquisition-related charges

We incurred various costs as a result of the 2011 acquisition of National that are included in Other, consistent with how management measures the performance of its segments. These total acquisition-related charges are as follows:

	For Years Ended December 31,
	2013	2012	2011
Amortization of intangible assets	$323	$325	$87
Retention bonuses	7	57	46
Stock-based compensation	11	17	50
Severance and other benefits:
Employment reductions announced at closing	—	16	29
Change of control	—	—	41
Transaction and other costs	—	35	62
As recorded in Acquisition charges	341	450	315
Distributor contract termination	—	21	—
Inventory related	—	—	96
Property, plant and equipment related	—	—	15
As recorded in COR	—	21	111
Total acquisition-related charges	$341	$471	$426

Acquisition charges
The amount of recognized amortization of intangible assets resulting from the National acquisition is based on estimated useful lives. See Note 10 for additional information.

Retention bonuses reflect amounts paid to former National employees who fulfilled agreed-upon service period obligations and were recognized ratably over the required service period.

Stock-based compensation was recognized for the accelerated vesting of equity awards upon the termination of employees, with additional compensation being recognized over the applicable vesting period for the remaining grantees.

Severance and other benefits costs were for former National employees who were terminated after the closing date. These costs totaled $70 million for the year ended December 31, 2011, with $41 million in charges related to change of control provisions under existing employment agreements and $29 million in charges for announced employment reductions affecting about 350 jobs. All of these jobs were eliminated by the end of 2012 as a result of redundancies and cost efficiency measures, with $16 million of additional expense recognized in 2012. Of the $86 million in cumulative charges recognized through December 31, 2013, $3 million was paid in 2013, $65 million was paid in 2012 and $14 million was paid in 2011. The remaining $4 million will be paid in future years.

Transaction and other costs include various expenses incurred in connection with the National acquisition. In 2011, we also incurred bridge financing costs.

COR
In 2011, we discontinued using one of National’s distributors. We acquired the distributor’s inventory at fair value, resulting in an incremental charge of $21 million to COR upon sale of the inventory in 2012.

At acquisition, we recognized costs associated with the adjustments to write up the value of acquired inventory and property, plant and equipment to fair value. These costs are in addition to the normal expensing of the acquired assets based on their carrying or book value prior to the acquisition. The total fair-value write-up of $96 million for the acquired inventory was expensed as that inventory was sold. The total fair-value write-up for the acquired property, plant and equipment was $436 million. In the fourth quarter of 2011, depreciation was $15 million. It continues at a declining rate and is no longer separately disclosed as an acquisition-related charge.